REGISTRATION NO. 33-_______

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                              -------------------

                       Cadmus Communications Corporation
               (Exact name of issuer as specified in its charter)

        VIRGINIA                                       54-1274108
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

                       6620 West Broad Street, Suite 240
                            Richmond, Virginia 23230
                    (Address of principal executive offices)
                              -------------------

                       Cadmus Communications Corporation
                      1990 Long Term Incentive Stock Plan
                            (Full title of the plan)
                              -------------------

                            BRUCE V. THOMAS, ESQUIRE
                               Vice President and
                            Chief Financial Officer
                       6620 West Broad Street, Suite 240
                            Richmond, Virginia 23230
                                 (804) 287-5680
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                With a copy to:
                        C. Porter Vaughan, III, Esquire
                               Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                            Richmond, Virginia 23219
                                 (804) 788-8661
                              -------------------

                        CALCULATION OF REGISTRATION FEE


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                                                             Proposed maximum         Proposed maximum
       Title of securities             Amount to be           offering price              aggregate              Amount of
        to be registered                registered             per share(1)           offering price(1)      registration fee
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.50 par                360,000 shares             $16.0625                $5,782,500              $1,752.28
value
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         (1) Estimated solely for the purpose of computing the registration fee.
This amount was calculated pursuant to Rule 457(c) on the basis of $16.0625 per share, which was the average of the high and low prices of the Registrant's
Common Stock on March 7, 1997, as reported on the National Association of
Securities Dealers Automated Quotation National Market System.

=============================================================================================================================

                       CADMUS COMMUNICATIONS CORPORATION

         The contents of Registration Statement File No. 33-56653, filed with the Securities and Exchange Commission on November 30, 1994, is incorporated herein by reference.

         This Registration Statement relates to the registration of shares of Common Stock of Cadmus Communications Corporation to be issued pursuant to the Cadmus Communications Corporation 1990 Long Term Incentive Stock Plan.

ITEM 8.   EXHIBITS.

         The following exhibits are filed as a part of this Registration
Statement:

Exhibit No.

4.1 Restated Articles of Incorporation of Cadmus Communications Corporation, as amended (incorporated by reference to Exhibit
                  3.1 of the Form 10-K for the fiscal year ended June 30, 1993).

4.2 Bylaws of Cadmus Communications Corporation (incorporated by reference to Exhibit 3.2 of the Form 10-Q for the fiscal quarter ended March 31, 1995).

4.3 Cadmus Communications Corporation 1990 Long Term Incentive Stock Plan, as amended (incorporated by reference to Cadmus' Proxy Statement on Schedule 14A for the year ended June 30,
                  1996).

5 Opinion of Hunton & Williams dated March 11, 1997 with respect to the validity of the securities being registered, filed herewith.

23.1 Consent of Hunton & Williams (included in the opinion filed as Exhibit 5 to this Registration Statement).

23.2 Consent of Arthur Andersen LLP, Independent Public Accountants dated March 7, 1997, filed herewith.

23.3 Consent of Coopers and Lybrand L.L.P., Independent Public Accountants dated March 10, 1997, filed herewith.

24 Powers of Attorney (contained on the signature page of this Registration Statement).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the undersigned certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Henrico, Commonwealth of Virginia, on the 14th day of February, 1997.

                                    CADMUS COMMUNICATIONS CORPORATION



                                    By /s/ C. Stephenson Gillispie, Jr.
                                       --------------------------------
                                        C. Stephenson Gillispie, Jr.
                                        Chairman of the Board,
                                        President and Chief Executive Officer

                               POWERS OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints each of C. Stephenson Gillispie, Jr. and Bruce V. Thomas, Esquire, his or her true and lawful attorney-in-fact to sign on his or her behalf any and all amendments (including post-effective amendments) to this Registration Statement which such attorney-in-fact may deem appropriate or necessary and to cause the same to be filed with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of February, 1997.


SIGNATURE                                    TITLE


/s/ C. Stephenson Gillispie, Jr.             Chairman of the Board, President,
--------------------------------             and Chief Executive Officer
C. Stephenson Gillispie, Jr.                 (Principal Executive Officer)


/s/ Bruce V. Thomas                          Vice President and Chief
--------------------------------             Financial Officer (Principal
Bruce V. Thomas                              Financial Officer and Principal
                                             Accounting Officer)




                                             Director
--------------------------------
Frank Daniels, III



                                             Director

--------------------------------
Price H. Gwynn, III



/s/ Jeanne M. Liedtka                        Director

--------------------------------
Jeanne M. Liedtka



/s/ J. D. Munford                            Director

--------------------------------
John D. Munford, II



/s/ John C. Purnell, Jr.                     Director

--------------------------------
John C. Purnell, Jr.



/s/ Russell M. Robinson, II                  Director

--------------------------------
Russell M. Robinson, II



                                             Director

--------------------------------
John W. Rosenblum



/s/ Wallace Stettinius                       Director
--------------------------------
Wallace Stettinius



                                             Director

--------------------------------
Bruce A. Walker

                                 EXHIBIT INDEX


Exhibit No.
-----------

4.1 Restated Articles of Incorporation of Cadmus Communications Corporation, as amended (incorporated by reference to Exhibit
                  3.1 of the Form 10-K for the fiscal year ended June 30, 1993).

4.2 Bylaws of Cadmus Communications Corporation (incorporated by reference to Exhibit 3.2 of the Form 10-Q for the fiscal quarter ended March 31, 1995).

4.3 Cadmus Communications Corporation 1990 Long Term Incentive Stock Plan, as amended (incorporated by reference to Cadmus' Proxy Statement on Schedule 14A for the year ended June 30,
                  1996).

5 Opinion of Hunton & Williams dated March 11, 1997 with respect to the validity of the securities being registered, filed herewith.

23.1 Consent of Hunton & Williams (included in the opinion filed as Exhibit 5 to this Registration Statement).

23.2 Consent of Arthur Andersen LLP, Independent Public Accountants dated March 7, 1997, filed herewith.

23.3 Consent of Coopers and Lybrand L.L.P., Independent Public Accountants dated March 10, 1997, filed herewith.

24 Powers of Attorney (contained on the signature page of this Registration Statement).